Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Hawthorne Financial Corporation for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on May 14, 2003, I, Simone Lagomarsino, President and Chief Executive Officer of Hawthorne Financial Corporation, and I, David Rosenthal, Executive Vice President and Chief Financial Officer of Hawthorne Financial Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003	By:	/s/SIMONE LAGOMARSINO

Simone Lagomarsino
President and Chief Executive Officer

Date: May 14, 2003	By:	/s/ DAVID ROSENTHAL

David Rosenthal
Executive Vice President and Chief Financial Officer